UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                INFRACORPS INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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



PRELIMINARY PROXY

                                 INFRACORPS INC.
                           7400 Beaufont Springs Drive
                                    Suite 415
                            Richmond, Virginia 23225

                            NOTICE OF ANNUAL MEETING

                            TO BE HELD JULY 31, 2000


To the shareholders of InfraCorps Inc.:

     The annual meeting of shareholders of InfraCorps Inc. (the "Company") will be held on Monday, July 31, 2000 at 10:00 a.m. (local time) at the Omni Charlottesville Hotel, 235 West Main Street, Charlottesville, Virginia 22902, for the following purposes:

(1)      To elect five members to the Company's Board of Directors;

(2) To consider and vote on a proposed amendment to the Company's Articles of Incorporation changing the Company's name to "InfraCor Inc.";

(3) To ratify the appointment of the accounting firm of Goodman & Company, L.L.P. as independent auditors of the Company and its subsidiaries for the Company's 2001 fiscal year; and

(4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 15, 2000 as the record date for determining shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


Dated:   June __, 2000



                                          By order of the Board of Directors,




                                          Warren E. Beam, Jr.,
                                          Secretary


                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEOFRE THE PROXY IS EXERCISED.

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                 INFRACORPS INC.

                           7400 Beaufont Springs Drive
                                    Suite 415
                            Richmond, Virginia 23225

                             SOLICITATION OF PROXIES

     Solicitation of the enclosed Proxy is made by and on behalf of the Board of Directors (the "Board of Directors") of InfraCorps Inc. (the "Company") to be
used at the Annual Meeting of Shareholders to be held at the Omni Charlottesville Hotel, 235 West Main Street, Charlottesville, Virginia 22902, on July 31, 2000 at 10:00 a.m., local time, and at any adjournments thereof. The date on which this Proxy Statement and accompanying Proxy are first being mailed is on or around June 30, 2000.

     The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made by use of the mails, except that, if necessary, officers, directors, employees and agents of the Company or of its subsidiaries may solicit proxies by telephone, telegram, facsimile or personal contact. It is contemplated that brokerage houses and nominees will be requested to forward proxy solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable charges and expenses in this connection.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the instructions thereupon, or, in the absence of such instructions, in accordance with the Board of Director's recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Special Meeting and voting in person, by providing written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Board of Directors at the address above.

     A copy of the Company's 2000 Annual Report to Shareholders is being mailed concurrently with this Proxy Statement, but should not be considered proxy solicitation material.

                               COMPANY SECURITIES

     The Company has fixed the close of business on June 15, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of June 15, 2000, the Company's voting securities consisted of (i) 16,392,487 outstanding shares of Company common stock, without par value per share ("Common Stock") and (ii) 1,850,000 outstanding shares of Series A Convertible Preferred Stock, without par value per share ("Series A Stock").

     The holders of shares of Common Stock as of the close of business on June 15, 2000 are entitled to cast one vote per share on all matters voted on by the holders of Common Stock generally, including the election of directors, and do not have cumulative voting rights. Except as provided below, the holders of the Series A Stock are entitled to vote together with the holders of Common Stock as a single class on issued presented to a vote of the Company's shareholders, except under limited circumstances when such holders are entitled to vote as a separate class. The holders of the Series A Stock are entitled to vote on the basis of one vote per share held, but are not eligible to vote on Proposal No. 1 hereto. The shares of Series A Stock do not carry cumulative voting rights. The presence, either in person or by proxy, of the holders of shares representing a majority of the votes entitled to be cast on a matter by the voting group is necessary to constitute a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, the holder is deemed present for quorum purposes for the remainder of the meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.


                         ACTION TO BE TAKEN UNDER PROXY

     SHARES WILL BE VOTED AS INSTRUCTED IN THE ACCOMPANYING PROXY ON EACH MATTER SUBMITTED TO THE VOTE OF SHAREHOLDERS. IF ANY DULY EXECUTED PROXY IS RETURNED WITHOUT VOTING INSTRUCTIONS, THE PERSONS NAMED AS PROXIES THEREON INTEND TO VOTE ALL SHARES REPRESENTED BY SUCH PROXY AS FOLLOWS:

(1)      FOR the election of the five nominees as directors of the Company;

(2) FOR the approval of the amendment to the Company's Articles of Incorporation changing the name of the Company to "InfraCor Inc.";

(3) FOR the ratification of the appointment of the accounting firm of Goodman & Company, L.L.P. as independent auditors of the Company and its subsidiaries for the Company's 2001 fiscal year; and

(4) FOR the recommendations of the Board of Directors on any other proposal that may properly come before the meeting.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of June 15, 2000, the beneficial ownership of each shareholder known to management of the Company to own beneficially more than 5% of each series of the Company's voting securities. Unless otherwise indicated, the Company believes that the named persons have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

--------------------------- ------------------------------------ ------------------------------- ------------------------------
                                                                      Amount and Nature of
      Title of Class             Name of Beneficial Owner             Beneficial Owner (1)           Percent of Class (1)
--------------------------- ------------------------------------ ------------------------------- ------------------------------
Common Stock
                            Dr. Allen Kahn
                            55 E. Washington Street
                            Suite 2117
                            Chicago, Illinois  60602                     4,403,710 (2)                       24.6%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
                            Coleman S. Lyttle
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                   2,156,444 (3) (4)                     12.2%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
                            James B. Quarles
                            7400 Beaufont Springs Dr.
                            Richmond, Virginia 23225                     1,910,000 (5)                       10.4%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
                            Thomas W. Marmon
                            4390 Airwest Drive, SE
                            Grand Rapids, Michigan 49512               1,547,638 (6) (7)                     9.1%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
                            John W. Winfield
                            The InterGroup Corporation
                            Santa Fe Financial Corporation (8)
                            2121 Avenue of the Start
                            Suite 2020
                            Los Angeles, California 90067                1,215,300 (9)                       7.4%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
                            Navin D. Sheth
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                     1,588,000 (3)                       9.0%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
Class A Stock
                            Coleman S. Lyttle
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                        100,000                          5.4%
--------------------------- ------------------------------------ ------------------------------- ------------------------------

                            Dr. Allen Kahn
                            55 East Washington Street
                            Suite 2117
                            Chicago, Illinois 60602                        1,500,000                         81.1%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
                            Navin D. Sheth
                            2210 Belt Boulevard
                            Richmond, Virginia 23224                        100,000                          5.4%
--------------------------- ------------------------------------ ------------------------------- ------------------------------
--------------

(1) Based on 16,392,487 shares of Common Stock and 1,850,000 shares of Series A Stock issued and outstanding as of June 15, 2000 and, as to the holder thereof only, shares of Common Stock issuable upon exercise or conversion of all derivative securities that are exercisable or convertible within 60 days of June 15, 2000.

(2) Includes 1,500,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(3) Includes 20,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock granted pursuant to the Company's 1997 Nonstatutory Option Plan and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(4) Does not include shares in the name of the estate of Stamie E. Lyttle, of which Coleman Lyttle is Executor, and the certain Trust created thereby of which Mr. Lyttle is trustee. Mr. Lyttle is not a beneficiary of the estate or the beneficial owner of shares of Common Stock owned by the estate or by any such trust.

(5) Includes 810,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan, and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(6) Includes 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the 1997 Nonstatutory Option Plan, and 333,350 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(7)  Includes shares registered in the name of Thomas W. Marmon Trust.

(8) Mr. Winfield is the Chairman, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup") and Santa Fe Financial Corporation ("Santa Fe"), and is the controlling shareholder of InterGroup. InterGroup owns approximately 41% of Santa Fe, and Mr. Winfield, as an individual, owns 3.7% of Santa Fe. In his capacity as Chairman, President and Chief Executive Officer of Inter\Group and Santa Fe, Mr. Winfield may be deemed to have voting and dispositive power of shares of Company Common Stock held by InterGroup and Santa Fe.

(9) Based on information contained in the Schedule 13D of Mr. Winfield, InterGroup and Santa Fe, the Company believes that: (i) Mr. Winfield has sole voting and dispositive power with respect to 415,300 shares of Company Common Stock; (ii) Mr. Winfield may be deemed to have shared voting and dispositive power with respect to 600,000 shares of Company Common Stock, which include 500,000 shares held by InterGroup and 100,000 shares held by Santa Fe; and (iii) Mr. Winfield has not voting power but may be deemed to have shared dispositive power with respect to 200,000 shares of Company Common Stock held by members of Mr. Winfield's family.


                          STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of June 15, 2000, certain information regarding the beneficial ownership of Company Common Stock by each director and director nominee of the Company, by each executive officer of the Company, and by all directors and executive officers as a group. Unless otherwise indicated, the Company believes that the named persons have sole voting and investment power with respect to all outstanding shares of Common Stock shown as beneficially owned by them.

-------------------------- ------------------------------------- ------------------------------- ------------------------------
                                                                      Amount and Nature of
     Title of Class              Name of Beneficial Owner             Beneficial Owner (1)           Percent of Class (1)
-------------------------- ------------------------------------- ------------------------------- ------------------------------
Common Stock
                           Terence R. Dellecker (2)
                           75 Rue De Courcelles
                           75008 Paris, France                            100,000 (3)                          *
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Coleman S. Lyttle (2) (4)
                           2210 Belt Boulevard
                           Richmond, Virginia 23224                     2,156,444 (5)(6)                     12.2%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           John R. Potter (2)
                           2802 East Madison
                           Suite 152
                           Seattle, Washington 98112                      100,000 (3)                          *
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           James B. Quarles (2) (3)
                           7400 Beaufont Springs Drive
                           Suite 415
                           Richmond, Virginia 23225                      1,910,000 (7)                       10.4%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Navin D. Sheth (2) (3)
                           2210 Belt Boulevard
                           Richmond, Virginia 23224                      1,588,000 (5)                       9.0%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           James G. Zumwalt (2)
                           1831 Wiehle Avenue
                           Suite 103
                           Reston, Virginia 20190                         100,000 (3)                          *
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Dr. Allen Kahn (2)
                           55 East Washington Street
                           Suite 2117
                           Chicago, Illinois 60602                       4,403,701 (8)                       24.6%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Claudio Faria Santos (2)
                           4 North Fourth Street
                           Suite 100
                           Richmond, Virginia 23219                            --                              *
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Warren E. Beam, Jr. (3)
                           7400 Beaufont Springs Drive
                           Suite 415
                           Richmond, Virginia 23225                        25,000 (9)                          *
-------------------------- ------------------------------------- ------------------------------- ------------------------------



-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Directors and Executive Officers as
                           a group (9 persons)                           10,383,145 (10)                     46.0%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
Class A Stock
                           Coleman S. Lyttle (2) (4)
                           2210 Belt Boulevard
                           Richmond, Virginia 23224                         100,000                          5.4%
-------------------------- ------------------------------------- ------------------------------- ------------------------------

                           Dr. Allen Kahn (2)
                           55 East Washington Street
                           Suite 2117
                           Chicago, Illinois 60602                         1,500,000                         81.1%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Navin D. Sheth (2) (3)
                           2210 Belt Boulevard
                           Richmond, Virginia 23224                         100,000                          5.4%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
                           Directors and Executive Officers as
                           a group (9 persons)                             1,700,000                         91.9%
-------------------------- ------------------------------------- ------------------------------- ------------------------------
--------------

*Less than 1%

(1) Based on 16,392,487 shares of Common Stock and 1,850,000 shares of Series A Stock issued and outstanding as of June 15, 2000 and, as to the holder thereof only, shares of Common Stock issuable upon exercise or conversion of all derivative securities that are exercisable or convertible within 60 days of June 15, 2000.

(2)  Currently serves as a director of the Company.

(3) Represents 100,000 shares of Common Stock issuable upon the exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan.

(4)  An executive officer of the Company.

(5) Includes 20,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1994 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock granted pursuant to the Company's 1997 Nonstatutory Option Plan and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(6) Does not include shares in the name of the Estate of Stamie E. Lyttle, of which Coleman Lyttle is executor, and certain Trust created thereby of which Mr. Lyttle is Trustee. Mr. Lyttle is not a beneficiary of the estate or the beneficial owner of shares of Common Stock owned by the estate or by any such trust.

(7) Includes 810,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Nonstatutory Option Plan, 100,000 shares of Common Stock issuable upon exercise of options pursuant to the Company's 1997 Nonstatutory Option Plan, and 1,000,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(8) Includes 1,500,000 shares of Common Stock issuable upon exercise of warrants granted by the Company.

(9)  Represents 25,000 shares of Common Stock issuable upon the exercise of
     options granted pursuant to the Company's   1997 Nonstatutory Option Plan.

(10) Includes 1,675,000 shares of Common Stock issuable upon the exercise of options granted pursuant to the Company's various stock option plans and 4,500,000 shares of Common Stock issuable upon the exercise of warrants granted by the Company.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following table provides information as to annual and other compensation paid by the Company to all individuals who served as the Company's Chief Executive Officer during fiscal 2000 and to each of the other executive officers of the Company whose total annual salary exceeded $100,000 in fiscal 2000 (the "named executive officers").

                                                       Annual              Long-term Compensation
    Name and                                         Compensation                    Awards
Principal Position                  Year(1)            Salary ($)                 Options/SARs
------------------                  -------            ----------                 ------------
James B. Quarles                     2000                 170,000                1,000,000
  Chairman, President                1999                 125,000                  100,000
  Chief Executive Officer            1998                  44,585 (2)              830,000
  of the Company

Coleman S. Lyttle                    2000                 158,000                1,000,000

  President of InfraCorps of         1999                 120,000                  100,000
  Virginia, Inc. and a Director      1998                 119,785                    --
  of the Company

Navin D. Sheth                       2000                 158,000                l,000,000
  Chief Financial Officer            1999                 115,000                  100,000
                                     1998                     --                     --

--------------
(1) On April 6, 1998, the Board of Directors approved a resolution changing the fiscal year-end of the Company from May 31 to March 31. Compensation reported for 1996 and 1997 is based on a May 31 fiscal year-end. Compensation shown with respect to 1998 is based on the twelve months ended March 31, 1998. Accordingly, there is a two month overlap between the reported compensation for 1998 (covering the twelve months ended March 31, 1998) and 1997 (covering the twelve months ended May 31, 1997).

(2) Mr. Quarles was appointed President and Chief Executive Officer of the Company on January 20, 1998. Mr. Quarles became Chairman of the Board on February 2, 1998. The amounts shown for Mr. Quarles reflect all compensation received from the Company for services rendered in all capacities in fiscal 1998.

     No named executive officer received or exercised any stock options or stock appreciation rights during the Company's 2000 fiscal year.


                        Board of Directors and Committees

     The Audit Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. Members of the Audit Committee are Messrs. Potter, Dellecker and Zumwalt. The Audit Committee met twice during fiscal 2000, and each member of such committee had an attendence record of 75% or greater.

     The Board of Directors does not have standing compensation committee. The Board of Directors is responsible for approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management and administering the Company's stock option plans.

     The Board of Directors does not have a standing Nominating Committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders must be made by written notice received by the Secretary of the Company by July 31 of the year preceding the Annual Meeting or within ten days of the date on which notice of a annual meeting for the election of directors is first given to shareholders.

     The Board of Directors meets on a quarterly basis. Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law. Four meetings of the Board of Directors were held during fiscal 2000. Each incumbent director had an attendance record of 75% or greater.

                              Director Compensation

     Outside directors do not receive any fees for attending meetings of the Board, but are reimbursed for their out-of-pocket expenses in connection therewith. Directors are entitled to receive the base level of stock options awarded to executives.

              Employment Contracts and Change-in-Control Agreements

     The Company does not have any employment contracts or change-in-control agreements with any named executive officer.


                          TRANSACTIONS WITH MANAGEMENT

     During fiscal year 2000, the Company issued warrants to purchase shares of the Company's Common Stock to certain executive officers and directors of the Company. The Company granted Mr. Quarles, the Company's Chairman, Chief Executive Officer and President, warrants to purchase an aggregate of 1,000,000 shares of Common Stock at an exercise price of $0.25 per share. The Company granted Mr. Lyttle, the President of InfraCorps of Virginia, Inc., a Company subsidiary ("ICVA") and a director of the Company, warrants to purchase an aggregate of 1,000,000 shares of Common Stock at an exercise price of $0.25 per share. The Company also granted Mr. Sheth, the Company's Chief Financial Officer, warrants to purchase an aggregate of 1,000,000 shares of Common Stock at an exercise price of $0.25 per share. The warrants do not contain expiration dates.

     Effective in 1994, ICVA entered into a lease of its premises which are owned by the estate of Stamie E. Lyttle, of which Mr. Lyttle, a director of the Company is executor, at $10,500 per month for two years. On June 1, 1997, the lease was renewed for a one-year term with three one-year renewal options. Rent expense under this lease was approximately $126,000 for fiscal 2000. The Company believes that the lease is on terms as favorable as those which would be available from non-affiliated third parties.

     During fiscal year 2000, the Company had notes payable to affiliates of $302,000. These affiliates include Mr. Sheth, family members of Mr. Sheth and the Estate of Stamie S. Lyttle. The balance is classified as current and due in 2000. The notes, which are unsecured, bear interest at special rates between six and twelve percent. Interest is payable monthly. The aggregate amount of the notes payable to Mr. Sheth and his family members and affiliates was approximately $185,000 at March 31, 2000. The aggregate amount of the notes payable to the estate of Stamie E. Lyttle, was approximately $117,000 as of March 31, 2000.

     On April 27, 1998, the Company completed the sale of the Service Division of ICVA (e.g., septic system installation and repair, irrigation, plumbing, jacuzzi service contracts and incidental concrete manufacturing/concrete products) to a new corporation formed by Mr. Lyttle, a director of the Company and President of ICVA, for a total purchase price of $700,000, payable as follows: $35,000 cash at closing, assumption of $100,000 of indebtedness of ICVA and notes payable to ICVA in the aggregate amount of $250,000. At March 31, 2000, $125,000 was outstanding. The note is due June 1, 2003, and bears interest at six percent.

     The Company had notes receivable from officers of $193,112 as of March 31, 1999, which include notes receivable from Mr. Lyttle, President of ICVA and a director of the Company, in the principal aggregate amount of $180,000, and from Mr. Sheth, Chief Financial Officer of the Company and a director of the Company, in the principal aggregate amount of $90,000. The loans were repaid by surrender of stock held by the officers and directors on September 30, 1999.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Board of Directors of the Company has nominated Terence R. Dellecker, Coleman S. Lyttle, Navin D. Sheth, John R. Potter and James B. Quarles to serve as directors of the Company for fiscal 2000. All nominees are members of the Board of Directors.

     TERENCE R. DELLECKER (age 53) is a lawyer based in Paris, France. He is a member of the New York and Massachusetts bars and is licensed to practice in France as an Avocat a la Cour. He has practiced law since 1970 and specializes in corporate matters, in particular, acquisitions, licensing, mergers and capital restructurings. Mr. Dellecker served as Associate Regional Counsel with the Department of Housing and Urban Development in Boston, Massachusetts from 1972 through 1975. He received his B.S. in Electrical Engineering from Princeton University in 1967 and his J.D. from Harvard Law School in 1970.

     COLEMAN S. LYTTLE (age 46) has served as President of ICVA since June 1994. From 1982 to 1994, he was President of Stamie E. Lyttle Company, Inc. and Lyttle Utilities, Inc. From 1975 to 1982, he was Senior Estimator and Project Manager of Stamie E. Lyttle Company, Inc. Mr. Lyttle received his B.S. in Business Administration from Virginia Polytechnic Institute and State University in 1975.

     JOHN R. POTTER (age 54) founded Stratagem Inc., a business consulting firm based in Seattle, Washington, in 1993 and is a principal in that company. He was a Director of Enviros Inc., a biotechnology firm, from 1993 through 1996 and from 1983 until 1993 was President and Chief Executive Officer of Utilx Corporation, a NASDAQ-listed utility construction technology company. Mr. Potter received his B.A. from Harvard University and his B.S. and M.S. in Mechanical Engineering from Massachusetts Institute of Technology.

     JAMES B. QUARLES (age 47) has served as President and Chief Executive Officer of the Company since January 20, 1998. He became Chairman of the Company's Board of Directors on February 2, 1998. From October 1997 to February 1998, Mr. Quarles was the sole officer, director and shareholder of Q Enterprises, Inc., a Virginia corporation, which purchased substantially all of the assets of ETS Analytical Services, Inc., a wholly-owned subsidiary of the Company, and provided consulting services to the Company. Prior thereto, he was employed as the Senior Vice President for Mergers and Acquisitions with the Company from May 1997 through October 1997, and from January 1987 to December 1996 was Chairman and President of Enviros Inc., a biotechnology company based in Seattle, Washington. Mr. Quarles began his career in the U.S. Navy, where he served under Admiral Elmo R. Zumwalt, Jr., former Chief of Naval Operations and the current Coordinator of the Company's Management Advisory Committee.

     NAVIN D. SHETH (age 53) has served as Executive Vice-President of ICVA since June 1994 and, since May 1996, has also served as Chief Operating Officer. He was appointed Chief Financial Officer of the Company on January 20, 1998. From 1972 to May 1994, he was associated with Stamie E. Lyttle Company, Inc. in the following capacities: from 1982 to 1994 - Vice President-Finance; from 1979 to 1982 - Controller; from 1972 to 1979 - Operations Analyst. Mr. Sheth was Assistant Professor, Virginia College, Lynchburg, Virginia, from 1971 to 1972. He received his B.S. in Chemistry in 1967 from Bombay University and his MBA in 1971 from Atlanta University, Atlanta, Georgia.

     According to Virginia law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. It is the intention of the persons named as proxies in the accompanying Proxy, unless instructed otherwise, to vote for the persons nominated by the Board. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

        THE BOARD RECOMMENDS A VOTE FOR EACH OF THE ABOVE-NAMED NOMINEES.
                                    ---

     The following directors currently serve and were elected by the Series A Preferred Shareholders pursuant to the agreement for the purchase of the Series A Preferred Stock.

     JAMES G. ZUMWALT (age 51) currently serves as Vice President of Admiral Zumwalt and Consultants, Inc., an international firm providing expertise to domestic and international clients in exploring and accessing investment opportunities, and as President of J. G. Zumwalt and Associates, Inc., providing corporate, management and real estate services. From 1992 until 1993, Mr. Zumwalt was the Senior Advisor to the Assistance Secretary of State. During the period 1979 through 1990, he served in Corporate Counsel positions with Cummins Engine Company, Inc., and System Planning Corporation and in the private practice of law. Mr. Zumwalt graduated in 1970 from the University of North Carolina, Chapel Hill with a B.A. and from Villanova School of Law in 1979. He served in the United States Navy from 1970 to 1971 and the United States Marine Corps between 1971 and 1976.

     ALLEN KAHN, MD (age 79) began his private practice in 1953 until present in Chicago, Illinois. He received a BS in Biochemistry in 1944 from Pennsylvania State University and a MD in 1949 from University of Pennsylvania. From 1953 to 1957, he attended the Institute for Psychoanalysis of Chicago, Illinois for various seminars and courses. From 1965 through 1995, Dr. Kahn has served in the capacity of an Investor and Board Member for Nease Chemical Company (currently German Chemical Company), Hollymatic Corporation and Pay Fone Systems (currently Pay Chex, Inc.). Dr. Kahn's expertise in entrepreneurial investments of small "concept companies" with eventual profitability and growth began in 1960 until present.

         The following director currently serves and was elected by the Series C Preferred Shareholder pursuant to the agreement for the purchase of the Series C Preferred Stock.

      CLAUDIO FARIA SANTOS (age 47 ) Dr. Claudio Faria Santos is a professional mining and Geotechnical Engineer with over twenty years experience in US and International projects. Dr. Faria was born in 1952 in Rio de Janeiro, Brazil; in 1995 he became a US citizen. Dr. Faria has a BSc from the Federal University of Rio de Janeiro (1973) as well as MSc and PhD from the Pennsylvania State University (1986 and 1988). Dr. Faria has been an employee of Evan Energy Company in Richmond, Virginia since December 1992, as Director of Exploration & Mining. His international experience includes mining and civil engineering projects in the US, Brazil, China , Paraguay, Chile, Venezuela, Colombia, Algeria and Switzerland. Dr Faria's academic experience as an Instructor and Assistant Professor relates to five years of teaching and research at the ITA - Institute of Aeronautics Technology, Brazil and New Mexico of Technology.


 PROPOSAL NO. 2 - AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
                   CHANGE THE COMPANY'S NAME TO INFRACOR INC.

     The Board of Directors of the Company has adopted resolutions proposing an amendment to the Company's Articles of Incorporation to change the name of the Company from "InfraCorps Inc." to "InfraCor Inc".

     The Board of Directors believes that the amendment is in the best interests of the Company and its shareholders. If approved, the amendment will be effective upon the filing of Articles of Amendment with the State Corporation Commission of Virginia, which filing will be made promptly after the Annual Meeting. The full text of the proposed Articles of Amendment are set out in Exhibit A attached to this Proxy Statement.

     The adoption of the amendment requires the affirmative vote of more than two-thirds of the outstanding shares of capital stock entitled to vote at the Annual Meeting. A failure to vote, either by not returning the enclosed proxy or checking the "abstain" box, will have the same effect as a vote against Proposal No. 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.
                                                   ---

   PROPOSAL NO. 3 - APPROVAL OF THE APPOINTMENT OF GOODMAN AND COMPANY, L.L.P.
             AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2001.

     The Board of Directors appointed Goodman & Company, L.L.P. as independent certified public accountants to audit the financial statements of the Company and its subsidiaries for fiscal 2001 and has determined that it would be desirable to request that the shareholders approve such appointment. Shareholder approval is not required for the appointment of Goodman and Company since the Board of Directors has the responsibility to selecting auditors. However, the appointment is being submitted for the approval at the Annual meeting. No determination has been made as to what action the Board would take if shareholders do not approve the appointment. A representative of Goodman and Company, L.L.P. is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders.

     The affirmative vote of a majority of the votes cast at the meeting is needed to ratify the appointment of Goodman & Company, L.L.P., as independent certified public accountants of the Company and its subsidiaries for fiscal 2001. If the appointment is not approved, the matter will be referred to the Audit Committee of the Board of Directors for further review.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF GOODMAN & COMPANY,
     L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.
                                                  ---



                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Company officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of these filings and written representations from certain of the Company's executive officers and directors that no other reports were required, the Company notes that (i) Mr. Seth failed to file two reports relating to the grant of warrants to purchase an aggregate of 1,000,000 shares of Common Stock and the cancellation of 53,100 shares of Common Stock in repayment of debt to the Company, (ii) Mr. Lyttle failed to file two reports relating to the grant of warrants to purchase an aggregate of 1,000,000 shares of Common Stock and the cancellation of 46,300 shares of Common Stock in repayment of debt to the Company, (iii) Dr. Kahn failed to file (a) nine reports relating to the acquisition of an aggregate of 727,700 shares of Common Stock,
(b) one report relating to the grant of warrants to purchase an aggregate of 1,500,000 shares of Common Stock and (c) one report relating to the conversion of $500,000 of debt into an aggregate of 500,000 shares of the Company's Series B Preferred Stock, without par value per share, and (iv) Mr. Santos failed to failed to timely file a Form 3 indicating his status as a reporting person under
Section 16 of the Securities Exchange Act of 1934, as amended. Such transactions were subsequently reported.


                            PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the Company's fiscal 2002 Annual Meeting must be received by the President of the Company, at the Company's headquarters, 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225, no later than February 16, 2001, in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the share represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.


                                           By Order of the Board of Directors,



                                           Warren E. Beam, Jr.,
                                           Secretary

June __, 2000

     The Company's Annual Report on Form 10-KSB for fiscal year ended March 31, 2000 is available without charge to any shareholder requesting the same. Written requests should be addressed to the attention of Mr. Warren E. Beam, Jr., Secretary, InfraCorps Inc., 7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225.

                                                                       Exhibit A

                              ARTICLES OF AMENDMENT

                                       OF

                                 INFRACORPS INC.


     1. The name of the Corporation is InfraCorps Inc.

         2. The amendment adopted hereby is to delete Article I of the Corporation's Articles of Incorporation in its entirety and substitute the following therefor:

                  "ARTICLE  I - NAME The  name of the  Corporation  is  InfraCor
                  Inc."

         3. The foregoing amendment was proposed by the Corporation's Board of Directors, which found the adoption of the Amendment to be in the Corporation's best interest and directed that it be submitted to a vote at a meeting of the Corporation's shareholders on ________, 2000.

         4. On __________, 2000, notice of the meeting, accompanied by a copy of the amendment, was given in the manner provided in the Virginia Stock Corporation Act to each of the Corporation's shareholders of record. On ________, the amendment was duly adopted by the shareholders of the Corporation.

          5. Holders of the shares of the Corporation's common stock, without par value per share ("Common Stock") and Series A Convertible Preferred Stock, without par value per share ("Series A Stock") were eligible to vote on the adoption of the amendment. At the close of business on June 15, 2000, the date fixed by the Corporation's Board of Directors as the record date for the meeting of the shareholders, (i) 16,392,487 shares of Common Stock and 1,850,000 shares of Series A Stock were outstanding. Of those shares, (x) ______ shares of Common Stock, and _______ shares of Series A Stock were voted for the amendment, (y) _____ shares of Common Stock, and _______ shares of Series A Stock were voted against the amendment and (z) ______ shares of Common Stock and _______ shares of Series A Stock abstained from voting on the amendment at the meeting of shareholders. The number of shares of Common Stock and Series A Stock voted for the amendment was sufficient to approve the amendment.

Dated:            , 2000
        ----------


                                        INFRACORPS INC., a Virginia corporation


                                        By: _____________________________
                                            Warren E. Beam, Jr., Secretary

PROXY
                                 INFRACORPS INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James B. Quarles and Warren E. Beam, Jr., jointly and severally, proxies, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of InfraCorps Inc. to be held on July 31, 2000 at 10:00 a.m. (local time) at the Omni Charlottesville Hotel, 235 West Main Street, Charlottesville, Virginia 22902, or any adjournment thereof, on each of the following matters:

1. To elect five directors to serve until the Annual Meeting of Shareholders in 2001.

         [ ]  FOR all Nominees listed below       [ ]  WITHHOLD AUTHORITY TO
                                                       VOTE FOR THOSE INDICATED
                                                       BELOW

                  Terence R. Dellecker               Coleman S. Lyttle
                  John R. Potter                     James B. Quarles
                  Navin D. Seth

         NOTE: You may line through the name of any individual nominee for whom you wish to withhold your vote.

2. To approve the amendment of the Company's Articles of Incorporation changing the name of the Company from "InfraCorps Inc." to "InfraCor".

           [ ]  FOR               [ ]  AGAINST                 [ ]  ABSTAIN

3. To ratify the selection by the Board of Directors of Goodman & Company, L.L.P., independent certified public accountants, as auditors of the Company and its subsidiaries for fiscal 2001.

           [ ]  FOR               [ ]  AGAINST                 [ ]  ABSTAIN

4. The transaction of any other business which may properly come before the meeting. Management at present knows of no other business to be presented at the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

         When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.

Date:    ____________________, 2000        _____________________________________
                                                        Signature

                                           _____________________________________
                                                Signature if held jointly